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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                           Date of Report: May 2, 1995

                         The McGraw-Hill Companies, Inc.
                          (Formerly McGraw-Hill, Inc.)
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             (Exact name of Registrant as specified in its charter)

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
NEW YORK                           1-1023                    13-1026995
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
(State or other                    (Commission               (IRS Employer
jurisdiction of                    File No.)                 Identification No.)
incorporation or
organization)
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              1221 Avenue of the Americas, New York, New York 10020
              -----------------------------------------------------
              (Address of Principal Executive Offices)   (Zip Code)

                                 (212) 512-2324
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              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         On January 25, 1995, the Board of Directors of the Registrant adopted a resolution recommending that the Registrant's Restated Certificate of Incorporation be amended to change its name to The McGraw-Hill Companies, Inc. from McGraw-Hill, Inc., subject to approval by the shareholders. Thereafter, at the annual meeting of shareholders held on April 26, 1995, the Registrant's shareholders approved the amendment to the Corporation's Restated Certificate of Incorporation to effect the name change. The Certificate of Amendment was filed with the New York State Department of State on April 26, 1995 to be effective immediately.

Item 7.  Exhibits

(99) Certificate of Amendment to the Restated Certificate of Incorporation of the Registrant.

(99)     Press release dated April 26, 1995.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       McGraw-Hill, Inc.

                                       By: /s/  Robert N. Landes
                                          ---------------------------
                                          Robert N. Landes
                                          Executive Vice President

Dated:  May 2, 1995